Exhibit 99.1

 SOUTHwest io   2018 Fiscal Year Annual Meeting Friday, February 15, 2019 Southwest Treynor Community Center Treynor, IA

 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Southwest Iowa Renewable Energy, LLC (“SIRE,” “us” or “we”) and are identified by including terms such as “may,” “will,” “should,” “expects,” “anticipates,” “estimates,” “plans,” or similar language. In connection with these safe-harbor provisions, SIRE has identified in its annual report on Form 10-K, and in its other filings with the SEC, important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of SIRE, including, without limitation, the risk and nature of our business and the effects of general economic conditions on us. We may experience significant fluctuations in future operating results due to a number of economic conditions, including, but not limited to, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The cautionary statements and risk factors in this disclaimer and our Form 10-K expressly qualify all of SIRE’s forward-looking statements in this presentation. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. SIRE further cautions that such factors are not exhaustive or exclusive. SIRE does not undertake to update any forward-looking statement which may be made from time to time by or on behalf of SIRE unless an update is required by applicable securities laws.  Forward-Looking Statements and Disclaimer

 Agenda   Karol King – Chairman of the Board Theodore Bauer – Secretary Treasurer Call the Meeting to Order - Welcome Introductions Report on Notice of Meeting/Quorum Official Business Other Business Closing of Ballots – Announcement Voting Results Adjournment of Business Meeting

 Company Update   Mike Jerke – CEO/President

 FY 2018 - National decisions… local impact  Renewable Fuel Standard (RFS)Renewable Identification Numbers (RIN)Small Refinery Exemptions (SRE)Trade~16 billion gallon per year industry, ~14 billion gallon per year usage

 Perspective and context  Performance

 Margin as defined by the relationship between ethanol price and corn price.Efficiency as defined by minimizing inputs and maximizing outputs.Expense control (self explanatory)   Three primary components that dictate outcome

Fiscal Year 2018 Drivers… marketing perspective

- **127,900,000** gallons of ethanol produced
  - *1.5 cents per gallon* ***~$2 million*** *impact*
- **43,430,000** bushels of corn ground
  - *5 cents per bushel* ***~$2 million*** *impact*
- **408,653 tons** of distillers grains sold
  - *$5 per ton* ***~$2 million*** *impact*
- **38,976,000** pounds of corn oil produced
  - *1 cent per pound* ***~$390,000*** *impact*

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future
www.SIREethanol.com

Fiscal Year 2018 Drivers… operational perspective

- **2.945** gallons per bushel (gpb) of ethanol produced
  - *0.02 gpb change **~$1 million** impact*
- **0.90** pounds per bushel (ppb) of corn oil produced
  - *0.05 ppb change **~$530,000** impact*
- **23,900** btu's of energy to produce gallon of ethanol
  - *4,000 btu's / gallon change **~$1.7 million** impact*

Opportunity and challenge

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future
www.SIREethanol.com

EBITDA In Millions $   FYE 9/30/16 FYE 9/30/17 FYE 9/30/18 QE 12/31/18

 Net Income In Millions $   FYE 9/30/16 FYE 9/30/17 FYE 9/30/18 QE 12/31/18

 Ethanol ProductionIn Millions of Gallons   FYE 9/30/16 FYE 9/30/17 FYE 9/30/18 QE 12/31/18

 Bank Debt In Millions $   9/30/16 9/30/17 9/30/18 12/31/18 Term Debt scheduled for final payment 9/30/19

 Metric  FY 2016  FY 2017  FY 2018  Q1 2019  Ethanol Yield (gpb)  2.851  2.925  2.945  2.881  Corn Oil Yield (ppb)  0.791  0.848  0.897  0.960  Ethanol Price ($/gal)  $ 1.38  $ 1.44  $ 1.31  $ 1.18  Corn Cost ($/bu)  3.64  3.36  3.41  3.50  Revenue ($/gal)  1.830  1.777  1.683  1.594  Variable Expense ($/gal)  0.244  0.253  0.254  0.246  Fixed Expense ($/gal)  0.231  0.233  0.141  0.097  Gen & Admin ($/gal)  0.037  0.041  0.039  0.045  EBITDA ($/gal)  0.150  0.207  0.086  0.025

 CostsIn Dollars per gallon

 Major Capital Expenditures  Replacement RTO fans - $1.7 MMReplacement Drag Conveyors - $1.6 MMNew Baghouse - $0.6 MMTrackmobile - $0.4 MM $4.3 MM

 Debt/Repayment Obligations  Entity    Amount    Interest    Terms                Cobank Term Revolver    5,304,842     5.86%    Term Revolver. $36MM of availability. $6.0MM stepdown beginning annually 6/2020 to 6/2022. Due Date 6/2023. Interest = LIBOR +3.35 bps.  Cobank Term     4,500,000     5.86%    $1.5MM quarterly payment due on 20th of last month of quarter (March, June, etc) Final payment due 9/20/2019. Interest = LIBOR +3.35 bps.  Cobank Lease 2 Additional Grain Bins    2,963,342     4.15%    $55K a month 01/2019 - 06/2022, with final balloon payment of $946K due 07/2022 .  Caterpillar Lease Track Steer Loader    27,595     3.50%    $1.5K a month 01/2019 - 07/2020 .  Total Debt before Financing Costs    12,795,779         Debt per gallon based upon annualized Q1 FY 2019 production is 9.6 cents (approximately 132.9MM gallons)

 183%

 Financial Summary   Brett Frevert - CFO

 Operational Information    FYE 9/30/16  FYE 9/30/17  FYE 9/30/18  QE 12/31/18  Gallons Sold (millions)  122.0  123.7  127.8  33.5  Average Price/Gallon  $1.42  $1.44  $1.31  $1.18  Bushels Ground (millions)  42.9  42.4  43.4  11.5  Net Cost of Corn Ground  $151.3  $142.1  $148.3  $40.3  Yield (Ethanol/Bushel)  2.85  2.93  2.95  2.88  Yield (Corn Oil/Bushel)  0.79  0.85  0.90  0.96

 Financial Highlights(millions, except per gallon)    FYE 9/30/16  FYE 9/30/17  FYE 9/30/18  QE 12/31/18  Revenue  $223.3  $219.8  $215.0  $53.4  Cost of Corn  $151.3  $142.1  $148.3  $40.3  Crush Margin / Gallon   $0.56   $0.64  $0.52  $0.41  EBITDA   $18.3   $26.6  $10.2  $1.6  Net Income    $5.1   $13.4  $(2.1)  $(1.2)

 Financial Highlights(millions)    FYE 9/30/16  FYE 9/30/17  FYE 9/30/18  QE 12/31/18  Bank Debt  $27.4  $16.1  $18.9  $9.8  Bank Debt/Gallon  $0.22  $0.13  $0.15  $0.07  Bank Debt-Repayment   $3.5   $11.3  $(2.8)  $9.1  Interest Payments  $1.3  $1.1  $1.0  $0.2

 Financial Highlights(millions, except per unit)    Calendar 12/31/15  Calendar 12/31/16  Calendar 12/31/17  Calendar 12/31/18  Cumulative To Date  Distributions  $13.3  $3.3  $4.5  $6.7  $28.9  Taxable Income   $9.9  $16.9  $13.6  ($1.0)  N/A  Tax Loss Carryforward   $64.1  $47.2  $33.6  $34.6  N/A  Tax Loss Carryforward per Unit  $4,809  $3,543  $2,524  $2,596  N/A  Distribution % of Prior Year Taxable Income  23%  34%  27%  49%  N/A

 Quarterly Crush MarginPer Gallon of Ethanol Produced   6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18

 LiquidityIn Millions $   9/30/16 9/30/17 9/30/18 12/31/18

 Marketing/Merchandising   Kristan Barta – Commercial Manager

 This crop year has had it’s fair share of challeges

 SIRE CORN 2019    Grind = ~45 Million BushelsEnogen – 10%We offer several attractive marketing strategies: Flat price, Deferred pricing, Basis contracts, HTA’s, Alliance Advantage, and On Farm Pick-Up.

 SIRE CORN 2019    With 176 bushel per acre yields and 1.73 billion bushels carry out, we expect to see a very historical basis with small volatility – beyond weather or logistic events We are anticipating producers carrying length into the summer months - similar to last year

 SIRE Basis history

  November 2017 GRAIN RECEIVINGPit Automation

 SIRE CORN 2019    Last year, we installed a state of the art pit automation system. This allows us the flexibility and efficiency to utilize both pits for Yellow Corn and Enogen – while being fully automated. We have been able to extend Enogen hours, and dump trucks in less than 8 minutes from scale to scale. This has also allowed our employees to more efficiently distribute their time in performance of tasks for plant operations.

 Grain Receiving monitor

 SIRE DIStillers grain    SIRE produced 406,000 tons of distillers grains in Fiscal 2018.Exports important to the distillers program. Last year SIRE exported 120,000 tons of DDG by truck and rail.Southeast Asia has become a large user in recent years, keeping the market trading at averages over 100% VTC. Currently shipping 3,000 tons of Wet distillers grain weekly within a 90 mile radius of the plant.

 Dry/wet feed value to corn

 SIRE STRENGTHS    We strive to provide a quick unload, helpful service, and a competitive market place for our producers!!

 Industry Update   Mike Jerke – CEO/President

 Back to the future…

 Low Carbon Fuel Standard (LCFS)   California first enacted in 2007 and began implementing in 2011.Goal is to reduce the carbon intensity of fuels over time.All fuel manufacturers are assessed a carbon index (CI) score for the fuel they produce.Ethanol plays significant role in achieving the goals set by California.Plant location, source of energy, and efficiency of process are some of the factors that impact an individual plants CI score.Credit trading system in place to incentivize lower CI gallons.

 LCFS – Concept is gaining traction beyond California.  CanadaOregonNortheastern United StatesEuropeMidwest United States (recent dialog)

 Thoughts on the future… (how to improve the three levers discussed earlier)  Core competency is ethanol production along with its associated co-products.Continue to generate value through efficient ethanol production.Evaluation of plant enhancement projects with focus on ROI and increasing efficiency.Revenue diversification.

   Lucy Norton, Managing Director

 Professionalism – organized, thoughtful, no short cuts.Focused – relentless, dogged determination.Team-centric – all pulling in the same direction to the common goal.Tie it all together with very good…Communication – Clear and concise   From a personnel perspective, three characteristics (at least) that drive success

 People, assets, and culture….  …and keeping the safety and well being of each top of mind.

    Questions?

 THANK YOU!